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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - November 4, 2002
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-2116

      Pennsylvania                                               23-0366390
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(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


2500 Columbia Avenue, Lancaster, PA                                 17603
-----------------------------------                                 -----
       (Address of principal                                       Zip Code
        executive offices)

       Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


                          Commission File No. 333-32530

      Pennsylvania                                               23-3033414
------------------------                                     ----------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


2500 Columbia Avenue, Lancaster, PA                                 17603
-----------------------------------                                 -----
       (Address of principal                                       Zip Code
        executive offices)

       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.    OTHER EVENTS.

           As previously disclosed, on December 6, 2000, Armstrong World Industries, Inc. ("AWI"), the major operating subsidiary of Armstrong Holdings, Inc., filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court") in order to use the court-supervised reorganization process to achieve a resolution of its asbestos personal injury liability. Also filing under Chapter 11 were two of AWI's wholly-owned subsidiaries, Nitram Liquidators, Inc. and Desseaux Corporation of North America, Inc. The Chapter 11 cases are being jointly administered under case number 00-4471 (RJN).

           On November 4, 2002, AWI filed its Plan of Reorganization (the "Plan") with the Court. A copy of the Plan and a copy of a press release issued by AWI are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.                                   Description
-----------                                   -----------

   2.1                Plan of Reorganization of Armstrong World Industries, Inc.
                      under Chapter 11 of the Bankruptcy Code, dated November 4, 2002, as filed with the U.S. Bankruptcy Court for the District of Delaware

   99.1               Press Release of Armstrong World Industries, Inc., dated
                      November 4, 2002










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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ARMSTRONG  WORLD INDUSTRIES, INC.

                                     By: Walter T. Gangl
                                         --------------------------------------
                                         Name: Walter T. Gangl
                                         Title: Assistant Secretary



                                     ARMSTRONG HOLDINGS, INC.

                                     By: Walter T. Gangl
                                         --------------------------------------
                                         Name: Walter T. Gangl
                                         Title: Deputy General Counsel
                                                and Assistant Secretary

Dated:  November 4, 2002









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
                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                   -----------

   2.1                Plan of Reorganization of Armstrong World Industries, Inc.
                      under Chapter 11 of the Bankruptcy Code, dated November 4, 2002, as filed with the U.S. Bankruptcy Court for the District of Delaware

   99.1               Press Release of Armstrong World Industries, Inc., dated
                      November 4, 2002














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